Commitments	12 Months Ended
Dec. 27, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments [Text Block]
Note 17: Commitments
A portion of our capital equipment and certain facilities are under operating leases that expire at various dates through 2028. Additionally, portions of our real property are under leases that expire at various dates through 2062. Rental expense was $257 million in 2014 ($270 million in 2013 and $214 million in 2012).
Minimum rental commitments under all non-cancelable leases with an initial term in excess of one year were as follows as of December 27, 2014:

(In Millions)
2015	$205
2016	179
2017	152
2018	118
2019	101
2020 and thereafter	315
Total	$1,070

Commitments for construction or purchase of property, plant and equipment totaled $3.5 billion as of December 27, 2014 ($5.5 billion as of December 28, 2013), substantially all of which will be due within the next 12 months. Other purchase obligations and commitments totaled approximately $2.5 billion as of December 27, 2014 (approximately $1.9 billion as of December 28, 2013). Other purchase obligations and commitments include payments due under various types of licenses and agreements to purchase goods or services, as well as payments due under non-contingent funding obligations. Funding obligations include agreements to fund various projects with other companies. In addition, we have various contractual commitments with Micron and IMFT. For further information on these contractual commitments, see "Note 5: Cash and Investments."
During 2012, we entered into a series of agreements with ASML intended to accelerate the development of extreme ultraviolet lithography projects and deep ultraviolet immersion lithography projects, including generic developments applicable to both 300mm and 450mm. Certain of these agreements were amended in 2014. Under the amended agreements, Intel agreed to provide R&D funding totaling €829 million over five years and committed to advance purchase orders for a specified number of tools from ASML. Our remaining obligation, contingent upon ASML achieving certain milestones, is approximately €562 million, or $689 million, as of December 27, 2014. As our obligation is contingent upon ASML achieving certain milestones, we have excluded this obligation from other purchase obligations and commitments.